UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act File Number: 811-3493

American Federation of Labor and
Congress of Industrial Organizations
Housing Investment Trust
(Exact name of registrant as specified in charter)

2401 Pennsylvania Avenue, N.W., Suite 200
Washington, D.C. 20037
(Address of principal executive offices) (Zip code)

Corey F. Rose, Esq.
Dechert LLP
1900 K Street, NW
Washington, DC 20006-1110
(Name and address of agent for service)

(202) 331-8055
(Registrant’s telephone number, including area code)

Date of fiscal year end: December 31

Date of reporting period: January 1, 2019 - December 31, 2019

Item 1.	Reports to Stockholders.

A copy of the 2019 Annual Report (the “Report”) of the AFL-CIO Housing Investment Trust (the “Trust” or “Registrant”) transmitted to Trust participants pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (17 CFR 270.30e-1) (the “Act”), is included herewith.

2019 ANNUAL REPORT

ECONOMIC IMPACTS OF INVESTMENTS HIT is an actively managed fixed-income mutual fund 1984–2019 focused on high credit quality securities, primarily multifamily mortgage-backed securities (MBS). $8.7BHIT capital invested 532 projects $16.5Btotaldevelopment cost $32.3Btotaleconomic benefits on-site union 178.1Mhours of construction work $13.0Bpersonal income includingwages and benefits $6.6 billion for construction workers • A $6.6 billion investment grade fixed-income mutual fund 193.5Ktotal jobsgenerated across • Specializes in the highest credit quality multifamily mortgage-backed securities communities • Over 35-year history of generating competitive returns for pension funds and labor organizations, such as health and welfare funds, while also providing vital union construction jobs, affordable and workforce housing, and healthcare facilities 117Khousing and healthcareunits nationwide 67% affordable housing • 100% union labor requirement for all on-site construction Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors 2019 was a tremendous year for the AFL-CIO Housing underwrite rental housing projects, particularly ones with Investment Trust (HIT). In my first full year as Chief affordability requirements. HIT’s 2019 impact investments Executive Officer, we made great strides in ensuring that supported $1.3 billion in development and the creation of the HIT is able to be a better version of itself doing more nearly 9 million hours of union construction work. The HIT of what makes us unique and doing it in a more competitive currently has 40 projects under construction, generating an “HIT’s 2019 impact investments and streamlined way. estimated 20 million hours of union construction work. supported $1.3 billion in The HIT had an impressive year for both growth and While HIT’s 2019 volume of investment sourcing was nearly development and the creation performance. Net assets grew by $665 million year-over-year, double our historical average, we aim to do more. To this of nearly 9 million hours of ending the year at $6.6 billion, the highest net asset level in end, we expanded our investment authorities to allow us our history. In addition to asset growth, 2019 results show to seek to increase our yield and deal production without union construction work.” that the HIT is stronger and doing more for its investors: materially altering our risk profile. In the second half of Gross and net returns of 8.15% and 7.78%, respectively; the year, we made three investments under these new authorities and have a strong pipeline under review for 2020. Impact investments of $480 million committed to 17 development transactions; and We accomplished all of this while materially reducing our Record low expense ratio of 34 basis points, down operating costs during the year. The HIT closed 2019 with from 42 basis points in 2018. a record-low expense ratio of 34 basis points. We believe these changes and accomplishments make the HIT more The HIT’s strong risk adjusted returns are evident when competitive. We remain dedicated to our mission and comparing the HIT to fixed-income investments with similar understand its importance in today’s climate. Thank you for credit quality. With an average credit quality of AAA/ your continued commitment to the HIT and your partnership Government, the HIT is comparable to the AAA component as we do more together in support of retirees and current of its benchmark, the Bloomberg Barclays U.S. Aggregate union workers. Bond Index, which the HIT outperformed by 148 basis points in 2019 on a gross basis. The HIT’s specialization in multifamily finance, having financed over 530 projects since its inception, is key to Chang Suh distinguishing it from other fixed-income investment options. The HIT has the capacity to directly source, structure and Chief Executive Officer and Co-Chief Portfolio Manager ANNUAL REPORT 2019 1

the AFL-CIO President I am delighted to recognize 2019 as a monumental year for the HIT. Under the new leadership of Chang Suh, the HIT continues to produce competitive returns while generating a higher level of collateral benefits for the labor movement. Increasing the level of impact investments that generate union construction jobs and financing more affordable housing projects is more important than ever. Additionally, the HIT made significant progress in becoming even more competitive as a fiduciary by lowering its expense ratio to 34 basis points, a significant achievement. Pension plan trustees and consultants must select investment products that meet their investment objectives. In a world of many investment choices, the Labor Movement must actively promote products that can provide competitive risk adjusted returns while contributing to our society in a socially responsible manner. The HIT is a great example of socially responsible investing. The HIT has a 35-year track record of delivering competitive risk adjusted returns. At the same time, the HIT has helped finance over 117,000 housing units and created over 190,000 jobs, including 88,000 union construction jobs. Union workers are faced with the challenges of finding quality housing affordable to them and continue to be forced to live further and further away from where they work. The HIT’s investments address these broader job access issues by creating construction jobs and investing in affordable housing. The HIT seeks to provide pension funds with retirement security for their members while addressing issues facing the current workforce, making sure our pension investments align with our values. As a fixed-income investment fund, the HIT strives to deliver a competitive return that provides for prudent pension management. But it does not stop there. With 40 projects currently under construction, the HIT is generating an estimated 20 million hours of work for the men and women of the building trades. It is also currently constructing over 6,300 units of rental housing around the country. Through the HIT’s good work, we are able to show communities that the labor movement and its pension plans can have broad impact by effecting positive change in their backyards. Never has the HIT’s work been more important. Thank you for your continued support. In Solidarity, “Through the HIT’s good work, we are able to show communities that the labor movement and its pension plans can have broad impact by effecting positive change in their backyards.” Richard L. Trumka President, AFL-CIO; Trustee, AFL-CIO Housing Investment Trust 2

DISCUSSION OF FUND PERFORMANCE (Unaudited) 2019 RETURNS For the calendar year, the AFL-CIO Housing Investment Trust (HIT or Trust) continued to deliver competitive risk-adjusted returns relative to its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (Barclays Aggregate or Benchmark), with an 8.15% gross total return compared to 8.72% for the Benchmark. The portfolio’s return exceeded the AAA component of the Barclays Aggregate by 148 basis points (bps) on a gross basis, and 111 bps on a net basis, for the same period, which has a more comparable credit profile. HIT DIFFERENCE 2019 was a monumental year for the HIT, producing strong absolute returns, executing on new investment authorities and operating at a materially lower cost. Our long-term record of competitive relative returns is due to the specialization in multifamily housing finance and the relative value produced by multifamily mortgage investments. Multifamily MBS generally provide higher yields than securities of similar credit quality and interest rate risk. Multifamily investments represented just over 75% of HIT’s portfolio compared to less than 1% of the Benchmark at year-end. The HIT believes the value of the HIT’s strategy over the long run is evident when adjusting for credit quality. At year-end, 93.6% of the HIT’s portfolio was Government/Agency/AAA-rated compared to 72.0% in the Barclays Aggregate. This overweight is reflected in the portfolio’s relative return which exceeded the AAA component of the Barclays Aggregate at year-end across all relevant time periods (see chart below). PERFORMANCE ATTRIBUTION As a benefit of its multifamily specialization and active management, positive contributors to HIT’s competitive risk-adjusted performance were its ongoing yield advantage over the Barclays Aggregate and its overweight to multifamily MBS as spreads to Treasuries tightened. The HIT increased its portfolio allocation to multifamily securities during the year, specifically GNMA construction/permanent loans that are not in the Barclays Aggregate. The portfolio’s duration was managed to be slightly short defending against Benchmark extension. Interest rates declined in a volatile environment weighing somewhat on relative performance, but the portfolio’s overweight to spread assets partially mitigated this dynamic. When low grade credit corporate bonds outperform in an environment of heightened risk appetite, as they did in 2019, HIT’s short-term relative performance may fall below the Barclays Aggregate. The corporate bond sector closed 2019 with one of the best years on record, generating excess returns over Treasuries of 676 bps. The AAA component of the Barclays Aggregate generated excess returns of 32 bps versus 852 bps for BBB assets. The HIT does not invest in BBB corporate bonds and, as noted above, is almost entirely invested in AAA/Government credit. We therefore believe it is useful for investors to compare the HIT, and its higher level of credit quality versus the Benchmark, to the AAA component of the Barclays Aggregate. ANNUALIZED RETURNS As of December 31, 2019 HIT Gross HIT Net Barclays Aggregate AAA Index 10% 8.72% 8.15% 7.78% 8% 6.67% 6% 4.06% 3.65% 4.03% 4.00% 3.57% 3.75% 4% 3.31% 3.21% 2.80% 3.05% 2.48% 3.11% 2% 0% 1-YEAR 3-YEAR 5-YEAR 10-YEAR COMPARISON OF A $50,000 INVESTMENT in the HIT and Barclays Aggregate (10 Years) HIT Net Barclays Aggregate $80,000 $72,224 $71,001 $70,000 $60,000 $50,000 12/09 12/10 12/11 12/12 12/13 12/14 12/15 12/16 12/17 12/18 12/19 The AAA Index represents the AAA Component of the Bloomberg Barclays U.S. Aggregate Bond Index. Past performance is no guarantee of future results. Economic and market conditions change, and both will cause investment return, principal value and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses.Netperformancefigures reflect the deduction of HIT expenses and are the performance figures experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the index would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio. 3

Discussion of Fund Performance continued (Unaudited) CREDIT QUALITY EXCESS RETURNS 2019 TREASURY YIELD CURVE SHIFT MULTIFAMILY GENERIC SPREADS 12 months ended December 31, 2019 12/31/2018 09/30/2019 12/31/2019 December 2017 December 2019 Ginnie Mae Construction/Permanent Fannie Mae Multifamily DUS 10/9.5 Investment Grade Corporate 900 852 3.1% 160 800 140 700 2.7% 120 600 527 500 100 2.3% 400 80 300 276 Basis Points to Treasuries 60 200 1.9% 40 100 32 Spreads to 10-Year Treasury in Basis Points 0 1.5% 20 AAA AA A BBB 2-YEAR 3-YEAR 5-YEAR 10-YEAR 30-YEAR 12/17 6/18 12/18 6/19 12/19 Source: Bloomberg L.P. Source: Bloomberg L.P. Source: HIT and Securities Dealers MARKET ENVIRONMENT IN 2019 Domestic and global risk appetite remained robust in 2019, driving US equity markets to historic highs and corporate credit market spreads to near-historic lows. Growth momentum and risk sentiment were influenced by accommodative monetary policy, healthy US consumer spending and optimism surrounding the US/China trade deal. Risk of a domestic recession eased in the second half of the year with healthy gains in the labor market and an uplift in housing market sales and prices. Consumer spending, which has been the backbone of the economy in recent years, remained strong. Further, growth fundamentals are anticipated to improve through additional business investment and manufacturing spending. THE YIELD CURVE AND INTEREST RATES Interest rates throughout the year were volatile given investors’ anxiety over global growth and geopolitics. Central banks acted to reverse a worsening growth outlook by easing monetary policy. Central banks remained accommodative with the Federal Reserve cutting short term interest rates by 75 bps in 2019 to a 1.50 1.75% target range in support of economic growth. During the 4th quarter, they signaled a prolonged pause to monitor changes in economic data, with markets pricing in no change in rates in 2020. The amount of negative yielding global sovereign debt declined to $11 trillion1 but the reach for positive yielding assets is likely to continue. As a result, foreign demand for Treasuries in this environment will likely keep rates from rising materially in the near term. xed-income Rates dropped across all maturities throughout 2019 with the yield curve steepening as short term rates declined more precipitously than longer term rates. During the year, the two-year rate fell by 92 bps, while the 5-, 7-, 10- and 30-year rates decreased by 82, 75, 77 and 63 bps, respectively. Inflation continues to be muted with personal consumption expenditures and wholesale prices stable at 1.5% and 1.3% year-over-year, respectively. MULTIFAMILY MBS MARKET Economic and demographic trends continued to support the multifamily market. Low unemployment, solid job growth and an increase in household formation gave support to the sector in 2019. In addition, rental vacancy rates remained below 5%2, despite high levels of new supply in some markets. Multifamily construction supply is expected to remain elevated through 2020 and into 2021. Rental housing demand is expected to remain robust with 22 million people between the ages of 20 and 24 likely to add 3.6 million new households over the next five years, assuming headship rates follow historical trends. 3 While housing demand is expected to remain strong, housing affordability remains a significant challenge. Median-priced homes are unaffordable for median-income Americans in 71% of counties nationwide as of Q4 20194. In addition, for every 100 very low-income renter households there are only 37 affordable rental units available.5 sectorsSPREADS finished SpreadstoTreasuriesacross the year on a strong note. This was particularly true of lower credit quality investments that materially 1Bloomberg L.P. 2Real Estate Solutions by Moody’s Analytics 3US Census 4National Low Income Housing Coalition 5Ibid 4

Discussion of Fund Performance continued (Unaudited) SECTOR ALLOCATION As of December 31, 2019 U.S. Treasury Securities 4.19% Cash and Cash Equivalents 1.46% 75.2% Multifamily Single Family MBS 17.51% Based on value of total Commercial MBS 1.65% investments, including Multifamily Permanent MBS 61.02% unfunded commitments. Multifamily Construction Investments 14.17% RISK COMPARISON As of December 31, 2019 HIT Barclays HIT Barclays CREDIT PROFILE U.S. Government/Agency/AAA/Cash 93.56% 72.03% A & Below/Not Rated 1.86% 24.58% YIELD Current Yield 3.10% 3.00% Yield to Worst 2.60% 2.31% INTEREST RATE RISK Effective Duration 5.69 5.96 Convexity 0.07 0.06 CALL RISK Call Protected 76% 73% Not Call Protected 24% 27% Source: Haver Analytics, Bloomberg L.P. and the HIT. outperformed AAA equivalents, as investors reached for yield at the expense of credit risk. Mortgage security spreads also benefited from investor appetite as market participants looked to invest capital at higher yields with attractive risk-return profiles. Specifically, spreads on FHA/Ginnie Mae permanent and construction/permanent MBS, and Fannie Mae Delegated Underwriting and Servicing (DUS) 10/9.5 structures, in which the HIT specializes, tightened by 40, 30 and 5 bps, respectively. DIRECTLY-SOURCED MULTIFAMILY INVESTMENTS HIT’s direct sourcing of construction-related securities differentiates it from other core bond funds. Construction-related securities typically help the HIT generate competitive risk-adjusted returns due to their high credit quality and yield spreads. In addition to portfolio benefits, HIT-financed projects create union construction work and rental housing, with a focus on affordable and workforce units. In 2019, the HIT added additional investment authorities to expand its ability to source a greater number of construction-related assets without materially increasing its risk profile. As the HIT’s new direct construction loan commitments are funded, the portfolio will benefit from added yield. In 2019, the HIT committed to its second highest level of construction-related multifamily investments in its history with over $454 million committed to 14 transactions. These investments, plus three additional projects receiving New Markets Tax Credits from HIT’s subsidiary, Building America, together generated an estimated $1.3 billion in total economic impact and approximately 8.8 million hours of union construction work building 2,200 housing units.6 LOOKING AHEAD While recession fears have receded and expectations for inflation remain muted, we have no expectations of material increases in the rate environment in the near term. The economy is experiencing a record-long expansionary cycle entering into an election year. Political events will take center stage throughout the year and investors should be prepared for volatility. Rising economic growth expectations and momentum carrying into 2020 are at risk of disappointment if forecasts fail to meet targets. Risk assets such as equities and BBB corporate bonds that have enjoyed record performance may be subject to significant corrections. We believe that the HIT could be well positioned in this environment, providing capital preservation with superior credit, better yield and diversification away from investment grade corporate bonds. Furthermore, we continue to believe that multifamily securities offer attractive risk/return relative value. Multifamily construction-related investments remain a prudent opportunity to add yield and spread without taking appreciable credit risk. Given trends in the multifamily sector noted above, opportunities to further the HIT’s mission and add value to our investors look optimistic. The HIT will continue to endeavor to execute and build on its long-standing strategy while seeking ways to help deliver more value to its participants. 6 Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of December 31, 2019. Economic impact data is in 2018 dollars and all other figures are nominal. ANNUAL REPORT 2019 5

PROJECTS CURRENTLY2019 UNDER CONSTRUCTION (Unaudited) “_By_financing_development_projects_built_with_100%_union_ labor, the HIT invests in assets which are more likely to be built safely, on time and on budget. When these same developments_are_built_with_our_affiliates’_pension_capital,_ it reinforces the health of our pension funds.” Sean McGarvey President, North America’s Building Trades Unions; Trustee, AFL-CIO Housing Investment Trust ECONOMIC IMPACTS 40 $1.1B 12 $2.6B 20 Projects Invested States M Total Development Hours of On-Site Union Construction Work In 2018 dollars. Includes projects financed by Building America CDE, a controlled affiliate (hereinafter referred to as “subsidiary”). Economic impacts such as jobs, personal income, and tax revenue estimates are derived from an IMPLAN model. See inside back cover for additional detail. 6 Cote VillageBoston, Massachusetts $49 million new construction project HIT investment of $20.1 million Two four-story buildings will create 76 Creating an estimated 415,960 hours units of housing (100% affordable) of union construction work (208 jobs) The HIT is providing financing for the $49 million development of Cote Village located in Boston, MA. The project will be comprised of 76 units, of which 100 percent are designated affordable. The project will also benefit from 4% and 9% Low Income Housing Tax Credits. The HIT joined the development team in its original submission for site control in 2014 and worked with them for five years structuring the project to make it a reality. The HIT committed $20.1 million to purchase direct construction-related and permanent mortgage investments from MassHousing. Cote Village is the redevelopment of the former Cote Ford dealership in Mattapan into residential rental housing and will include outdoor community space, fitness center, on-site parking and resident amenities. This Transit-Oriented-Development is adjacent to the MBTA Fairmont Line commuter rail station is expected to act as a catalyst to encourage responsible development in the predominantly Caribbean community.

18 Sixth Avenue at Pacific ParkBrooklyn, New York $710 million new construction project HIT investment of $100 million Fifty-story project will create 858 units Creating an estimated 3,881,830 hours of housing (30% affordable) of union construction work (1,945 jobs) 18 Sixth Avenue at Pacific Park is an 858-unit apartment development currently under construction adjacent to the Barclays Center in Brooklyn, NY. With a total development cost of $710 million, the 50-story project will contain 858 residential units, of which 601 units will be market rate and 257 will be affordable to families earning 130% of Area Median Income. The development is targeting LEED designation for sustainability. Additionally, the project is close to Brooklyn’s largest (and New York City’s 3rd largest) transit hub. The HIT is part of a syndicate of institutional lenders that are providing an aggregate $460 million construction loan for the development of 18 Sixth Avenue at Pacific Park. The HIT’s $100 million commitment represents the largest direct construction loan in its history. This is the 6th phase of the Pacific Park revitalization in Brooklyn. 18 Sixth Avenue at Pacific Park will create nearly 3.9 million hours of union construction work and generate $982.9 million in total economic benefits. The project is being constructed with 100% union labor under a Project Labor Agreement. Gateway Northeast Minneapolis, Minnesota $38.7 million new construction project HIT investment of $20.1 million Five-story project will create 128 units Creating an estimated 273,760 hours of housing (60% affordable) of union construction work (137 jobs) The HIT is financing the $38.7 million new construction of the Gateway Northeast development in Minneapolis, MN. This project will include 128 total units, 77 of which will be designated as affordable. The HIT is purchasing $21 million of bonds issued by the City of Minneapolis under the Fannie Mae MTEB program from Dougherty Mortgage, LLC. The complex financial structure included at least eight sources to bring the project together. Like many of the HIT’s Twin City projects, Gateway Northeast will be a mixed-income development. The project will have 26 units restricted to households earning 50% or less of the Area Median Income (AMI) and will receive Project-Based Vouchers from the Minneapolis Public Housing Authority. An additional 51 units will be restricted to individuals and families earning 60% or less of the AMI. The project will also meet the Enterprise Green Communities Criteria, as required by the City of Minneapolis. ANNUAL REPORT 2019 7

Other Important Information (Unaudited) Beginning Ending Expenses Paid During ANNUAL MEETING OF PARTICIPANTS: CLASS III TRUSTEES RESULTS Account Value Account Value Six-Month Period Ended July 1, 2019 December 31, 2019 December 31, 2019* Trustee Votes For Votes Against Votes Abstaining* Actual expenses $ 1,000 $ 1,016.59 $ 1.68 Vincent Alvarez 3,879,470.836 0 46,167.321 Hypothetical expenses James Boland 3,879,470.836 0 46,167.321 $ 1,000 $ 1,023.54 $ 1.68 (5% annual return before expenses) Terence O’Sullivan 3,879,470.836 0 46,167.321 Kevin Filter 3,879,470.836 0 46,167.321 *Expenses are equal to the HIT’s annualized six-month expense ratio of 0.33%, as of December 31, 2019, multiplied by the average account value over the period, multiplied by 184/365 (to reflecttheone-halfperiod). Jamie S. Rubin 3,879,470.836 0 46,167.321 Tony Stanley 3,877,678.084 0 47,960.073 * Votes not cast: 1,795,634.481 EXPENSE EXAMPLE Participants in the HIT incur ongoing expenses related to the management and distribution activities of the HIT, as well as certain other expenses. The expense example in the table above is intended to help participants understand the ongoing costs (in dollars) of investing in the HIT and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period, July 1, 2019, and held for the entire period ended December 31, 2019. Actual Expenses: The first line of the table above provides information about actual account values and actual expenses. Participants may use the information in this line, together with the amount they invested, to estimate the expenses that they paid over the period. Simply divide the account value by $1,000 (for example, an $800,000 account value divided by $1,000 = 800), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six-Month Period Ended December 31, 2019” to estimate the expenses paid on a particular account during this period. Hypothetical Expenses (for Comparison Purposes Only): The second line of the table above provides information about hypothetical account values and hypothetical expenses based on the HIT’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the HIT’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses a participant paid for the period. Participants may use this information to compare the ongoing costs of investing in the HIT and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds. Please note that this example is useful in comparing funds’ ongoing costs only. It does not include any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. The HIT does not have such transactional costs, but many other funds do. AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULE In addition to disclosure in its Annual and Semi-Annual Reports to Participants, the HIT also files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The HIT’s Forms N-PORT are available on the SEC’s website at http://www.sec.gov. Participants may also obtain copies of the information on HIT’s Form N-PORT, without charge, upon request, by calling the HIT collect at 202-331-8055. PROXY VOTING Except for its shares in its wholly owned subsidiary, HIT Advisers LLC, and shares in mutual funds holding short-term or overnight cash, if applicable, the HIT invests exclusively in nonvoting securities and has not deemed it necessary to adopt policies and procedures for the voting of portfolio securities. The HIT has reported information regarding how it voted in matters related to its subsidiary in its most recent filing with the SEC on Form N-PX. This filing is available on the SEC’s website at http://www. sec.gov. Participants may also obtain a copy of the HIT’s report on Form N-PX, without charge, upon request, by calling the HIT collect at 202-331-8055. 2019 HIT PARTICIPANTS MEETING The 2019 Annual Meeting of Participants was held in Washington, D.C., on Friday, December 20, 2019. The following matters were put to a vote of the Participants at the meeting through the solicitation of proxies: Helen R. Kanovsky was elected to chair the Board of Trustees by: votes for 3,879,470.836; no votes against; votes abstaining 46,167.321; votes not cast 1,795,634.481. Election of Class III Trustees(see chart above). Ernst & Young LLP was ratified as the HIT’s Independent Registered Public Accounting Firm by: votes for 3,586,689.161; no votes against; votes abstaining 338,948.996; votes not cast 1,795,634.481. The following Trustees were not up for reelection and their terms of office continued after the meeting: Kenneth W. Cooper, David B. Durkee, Sean McGarvey, Kenneth Rigmaiden, Liz Shuler, Richard L. Trumka, Bridget Gainer, The Honorable Jack F. Quinn, Jr., Deidre L. Schmidt, Harry Thompson and William C. Thompson, Jr. 8

Statements DECEMBER 31, 2019

Report of Independent Registered Public Accounting Firm To the Board of Trustees and Participants of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust: Opinion on the Financial Statements We have audited the accompanying statement of assets and liabilities of American Federation of Labor and Congress of Industrial Organizations Housing Investment Trust (the Trust), including the schedule of portfolio investments, as of December 31, 2019, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Trust as of December 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles. Basis for Opinion These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Trust’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2019, by correspondence with the custodian, brokers and counterparties. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion. We have served as the Trust’s auditor since 2002. Tysons, Virginia February 28, 2020 10

Statement of Assets and Liabilities December 31, 2019 (dollars in thousands, except per share data) Assets Investments, at value (cost $6,423,521) $ 6,585,256 Cash 11,344 Accrued interest receivable 19,383 Receivables for investments sold 128 Right of use asset 745 Other assets 3,783 Total assets 6,620,639 Liabilities Payables for investments purchased 54,483 Redemptions payable 3,274 Income distribution payable, net of dividends reinvested of $12,776 1,275 Refundable deposits 165 Accrued salaries and fringe benefits 4,149 Lease liability 1,115 Other liabilities and accrued expenses 1,252 Total liabilities 65,713 Other commitments and contingencies (Note 5 of financial statements) — Net assets applicable to participants’ equity— Certificates of participation authorized unlimited; Outstanding 5,748,724 units $6,554,926 Net asset value per unit of participation (in dollars) $ 1,140.24 Participants’ equity Participants’ equity consisted of the following: Amount invested and reinvested by current participants $ 6,399,186 Distributable earnings (accumulated losses) 155,740 Total participants’ equity $6,554,926 See accompanying Notes to Financial Statements. ANNUAL REPORT 2019 11

Schedule of Portfolio Investments December 31, 2019 (dollars in thousands) FHA Permanent Securities (2.1% of net assets) Unfunded Interest Rate Maturity Date Commitments1 Face Amount Amortized Cost Value Multifamily 3.65% Dec-2037 $ 8,572 $ 8,731 $ 8,621 3.75% Aug-2048 3,825 3,821 3,820 4.00% Dec-2053 62,520 62,496 63,652 4.79% May-2053 5,090 5,312 5,588 5.17% Feb-2050 7,736 8,289 8,308 5.35% Mar-2047 6,998 7,007 7,021 5.55% Aug-2042 7,448 7,450 7,475 5.60% Jun-2038 2,240 2,243 2,248 5.80% Jan-2053 1,987 1,996 2,225 5.87% May-2044 1,686 1,685 1,691 5.89% Apr-2038 4,215 4,219 4,233 6.20% Apr-2052 11,227 11,223 12,866 6.40% Aug-2046 3,648 3,650 3,792 6.60% Jan-2050 3,263 3,287 3,680 7.50% Sep-2032 1,169 1,167 1,177 — 131,624 132,576 136,397 When Issued2 3.72% Feb-2062 4,470 (66) 3.90% Mar-2062 3,090 (17) 7,560 — — (83) Total FHA Permanent Securities $7,560 $131,624 $132,576 $136,314 Ginnie Mae Securities (22.4% of net assets) Interest Rate Maturity Date Face Amount Amortized Cost Value Single Family 4.00% Feb-2040 Jun-2040 $ 2,576 $ 2,601 $ 2,757 4.50% Aug-2040 1,639 1,670 1,792 5.50% Jan-2033 Jun-2037 1,653 1,649 1,835 6.00% Jan-2032 Aug-2037 1,087 1,088 1,232 6.50% Jul-2028 47 47 53 7.00% Apr-2026 Jan-2030 726 729 818 7.50% Aug-2025 Aug-2030 358 361 401 8.00% Sep-2026 Nov-2030 299 302 338 8.50% Jun-2022 Aug-2027 150 150 165 9.00% Dec-2022 Jun-2025 9 9 11 9.50% Sep-2021 Sep-2030 19 19 21 8,563 8,625 9,423 Multifamily 1.73% May-2042 1,678 1,681 1,669 2.15% May-2056 5,965 5,954 5,914 2.20% Jun-2056 6,428 6,414 6,374 2.25% Dec-2048 8,137 8,072 8,087 2.30% Mar-2056 Oct-2056 66,655 66,264 66,072 2.31% Nov-2051 7,076 7,076 6,927 2.35% Dec-2040–Nov-2056 15,539 15,587 15,396 2.40% Aug-2047 9,722 9,738 9,671 2.43% Nov-2038 5,166 5,185 5,165 2.50% Jul-2045 Mar-2057 33,177 33,185 32,809 2.50% Sep-2058 37,693 37,036 37,539 2.53% Jul-2038 Feb-2040 20,968 21,210 21,002 2.60% Apr-2048 Jun-2059 62,912 63,199 62,799 2.61% Jan-2053 51,015 51,404 50,802 2.70% May-2048 Jul-2058 54,379 54,721 54,720 2.72% Feb-2044 492 505 494 2.79% Apr-2049 16,321 16,482 16,430 2.80% Feb-2053 60,000 57,022 59,427 2.80% Dec-2059 25,580 25,219 25,881 12

Schedule of Portfolio Investments continued December 31, 2019 (dollars in thousands) Ginnie Mae Securities continued Interest Rate Maturity Date Face Amount Amortized Cost Value 2.82% Apr-2050 1,500 1,530 1,520 2.87% Feb-2036 Dec-2043 12,960 13,060 13,004 2.89% Mar-2046 32,000 32,195 32,395 3.00% Feb-2041 Mar-2051 24,361 24,447 24,669 3.05% May-2044 May-2054 18,873 18,971 19,111 3.10% Jan-2044 May-2059 47,872 48,056 48,418 3.11% Jan-2049 17,025 17,638 17,454 3.20% Jul-2041 Sep-2051 15,000 14,904 15,306 3.25% Sep-2054 35,000 34,696 36,008 3.25% Apr-2059 45,000 43,139 46,675 3.26% Nov-2043 20,000 20,031 20,561 3.30% May-2055 Nov-2058 30,268 30,342 31,764 3.33% Jun-2043 14,727 15,174 14,962 3.35% Nov-2042–Aug-2059 31,662 31,393 32,721 3.36% Jul-2046 7,760 7,990 8,039 3.37% Dec-2046 19,200 19,436 19,705 3.40% Mar-2057 5,063 5,103 5,381 3.47% Apr-2051 2,843 2,937 2,882 3.48% May-2059 11,081 11,313 11,559 3.49% Feb-2044–Aug-2058 15,185 15,647 16,157 3.50% Sep-2041 Apr-2057 83,494 85,149 87,450 3.51% May-2042 10,000 10,146 10,415 3.53% Apr-2042 17,135 17,724 18,217 3.55% Apr-2057 42,006 43,093 43,669 3.59% Sep-2052 6,500 6,735 6,824 3.60% Jun-2057 13,920 14,436 14,857 3.62% Sep-2051 2,823 2,935 2,837 3.62% Dec-2057 29,102 29,642 31,131 3.64% Nov-2044 7,120 7,311 7,210 3.67% Nov-2035 15,201 15,746 16,170 3.68% Jun-2057 27,003 27,772 29,115 Ginnie Mae Securities continued Interest Rate Maturity Date Face Amount Amortized Cost Value 3.71% Dec-2045 8,583 8,235 9,068 3.75% Apr-2046 6,726 6,742 6,964 3.81% Jun-2045 16,553 16,750 16,978 3.85% Jan-2056 31,722 32,009 33,664 3.90% May-2049 3,527 3,768 3,546 3.92% Aug-2039 44,325 47,048 47,068 4.10% May-2051 3,940 4,285 4,305 4.25% Sep-2038 33,750 33,913 35,642 4.29% Mar-2053 46,818 47,086 50,699 4.45% Jun-2055 2,540 2,442 2,787 4.50% May-2038 17,916 19,275 18,858 4.63%3 Sep-2037 1,500 1,465 1,504 4.70% Oct-2056 3,307 3,471 3,695 4.90%3 Mar-2044 1,000 991 1,003 5.25% Apr-2037 18,060 18,054 18,849 5.34% Jul-2040 5,500 5,436 5,656 1,396,354 1,405,615 1,433,650 When Issued2 3.13% Jan-2055 25,000 26,109 26,095 Total Ginnie Mae Securities $1,429,917 $1,440,349 $1,469,168 ANNUAL REPORT 2019 13

Schedule of Portfolio Investments continued December 31, 2019 (dollars in thousands) Fannie Mae Securities (43.6% of net assets) Face Interest Rate4 Maturity Date Amount Amortized Cost Value Single Family 2.04% 1M LIBOR+25 Mar-2037 $ 220 $ 219 $ 219 2.09% 1M LIBOR+30 Jul-2043 9,509 9,453 9,439 2.11% 1M LIBOR+32 Jun-2037 1,226 1,226 1,221 2.14% 1M LIBOR+35 Mar-2043 Nov-2047 38,105 38,120 37,753 2.17% 1M LIBOR+38 Nov-2042 4,756 4,757 4,727 2.19% 1M LIBOR+40 Apr-2037 Oct-2044 12,474 12,494 12,438 2.24% 1M LIBOR+45 Oct-2042 6,716 6,751 6,704 2.25% 1M LIBOR+46 Oct-2042 4,093 4,110 4,098 2.29% 1M LIBOR+50 Dec-2040 Feb-2043 24,240 24,185 24,273 2.31% 1M LIBOR+52 Jun-2042 2,871 2,885 2,876 2.34% 1M LIBOR+55 Mar-2042 6,480 6,490 6,501 2.38% 1M LIBOR+59 Mar-2041 4,073 4,102 4,094 2.39% 1M LIBOR+60 Mar-2042 Oct-2043 10,346 10,382 10,405 2.49% 1M LIBOR+70 Dec-2040 1,916 1,922 1,929 3.00% Apr-2031 Dec-2049 70,842 72,704 72,503 3.00% Sep-2049 44,289 44,897 45,076 3.50% Oct-2026–Apr-2049 187,273 191,930 195,143 3.59% 6M LIBOR+155 Nov-2033 1,252 1,253 1,287 3.69% 12M LIBOR+169 Nov-2034 507 517 530 3.73% 12M LIBOR+153 Feb-2045 5,375 5,476 5,538 4.00% May-2020 Jun-2048 126,161 130,323 133,315 4.06% 12M LIBOR+169 Oct-2042 4,190 4,278 4,323 4.11% 6M LIBOR+161 Aug-2033 139 139 143 4.22% 12M LIBOR+153 Jul-2033 190 190 198 4.28% 1Y UST+222 Aug-2033 520 520 548 4.46% 12M LIBOR+156 Apr-2034 615 626 640 4.50% May-2024 Dec-2048 92,827 96,176 99,148 4.56% 1Y UST+220 Aug-2033 710 710 748 4.61% 1Y UST+222 Jul-2033 845 847 890 4.63% 1Y UST+211 May-2033 336 337 353 5.00% Sep-2022 Apr-2041 10,710 11,016 11,767 5.50% May-2020 Jun-2038 4,933 4,954 5,517 6.00% Nov-2028 Nov-2037 3,315 3,326 3,792 6.50% Sep-2028 Jul-2036 556 567 635 7.00% Sep-2027 May-2032 682 684 776 7.50% Jan-2027 Sep-2031 193 191 211 8.00% Apr-2030 May-2031 44 45 45 683,529 698,802 709,803 Fannie Mae Securities continued Face Interest Rate4 Maturity Date Amount Amortized Cost Value Multifamily 1.98% 1M LIBOR+28 Mar-2028 35,971 35,971 36,017 1.99% 1M LIBOR+29 Feb-2028 30,420 30,427 30,460 2.01% 1M LIBOR+31 Mar-2028 38,275 38,287 38,325 2.04% 1M LIBOR+34 Dec-2024 60,000 60,005 60,022 2.04% Jan-2028 42,425 42,434 42,450 2.05% 1M LIBOR+35 Dec-2027 32,050 32,055 32,089 2.10% Sep-2028 26,082 26,085 26,120 2.11% 1M LIBOR+42 Aug-2027 35,483 35,490 35,512 2.14% 1M LIBOR+44 May-2027 16,840 16,842 16,858 2.21% Dec-2022 28,847 28,851 29,031 2.24% Dec-2022 29,113 29,116 29,322 2.25% 1M LIBOR+40 Oct-2024 5,818 5,814 5,761 2.26% Nov-2022 6,073 6,078 6,121 2.28% May-2029 25,000 25,014 25,003 2.28% Jun-2029 41,302 41,347 41,341 2.33% Nov-2029 Feb-2030 18,255 18,333 18,028 2.34% Sep-2026 28,378 28,479 28,662 2.38% Jul-2026 21,840 21,865 22,120 2.43% Nov-2031 18,655 18,666 18,330 2.44% Aug-2026 22,275 22,276 22,633 2.46% Aug-2026 25,830 25,837 25,857 2.48% Oct-2028 24,919 24,995 25,286 2.49% Dec-2026 Nov-2031 28,136 28,232 28,337 2.50% Jun-2026 60,000 60,000 61,169 2.50% Jul-2026 37,680 37,735 37,805 2.55% Sep-2026 14,210 14,218 14,436 2.57% Sep-2028 40,100 40,525 40,951 2.58% 1M LIBOR+85 Jan-2023 7,984 7,982 8,001 2.60% Sep-2024 13,602 13,716 13,683 2.61% Nov-2026 9,800 9,920 9,986 2.67% Aug-2029 37,700 38,207 38,802 2.70% Nov-2025 15,382 15,394 15,845 2.72% Jul-2028 36,400 36,715 37,582 2.75% Jul-2028 15,394 15,540 15,927 2.76% Oct-2031 10,189 10,394 10,434 2.80% Apr-2025 15,545 15,663 15,510 2.81% Sep-2027 12,400 12,475 12,887 2.85% Mar-2022 33,000 33,000 33,602 14

Schedule of Portfolio Investments continued December 31, 2019 (dollars in thousands) Fannie Mae Securities continued Face Interest Rate4 Maturity Date Amount Amortized Cost Value 2.85% Dec-2027 Aug-2031 32,350 32,470 33,455 2.87% Oct-2027 9,425 9,512 9,810 2.91% Jun-2031 25,000 25,175 25,863 2.92% Jun-2027 69,346 69,440 72,291 2.92% Apr-2028 15,949 16,034 16,693 2.94% Jun-2027 29,000 29,041 30,359 2.94% Jul-2039 9,260 9,373 9,469 2.94% Sep-2027 30,000 30,169 31,149 2.96% Sep-2034 20,000 20,963 20,456 2.97% May-2026 Sep-2034 46,741 47,361 48,331 2.99% Jun-2025 2,685 2,689 2,800 3.00% May-2027 Mar-2028 15,958 15,982 16,639 3.02% Jun-2027 Nov-2029 39,967 40,129 41,812 3.03% Jun-2026 12,934 13,176 13,360 3.04% Apr-2030 25,100 25,184 26,351 3.05% Apr-2030 27,413 27,443 28,706 3.10% Sep-2029 8,515 8,553 8,855 3.12% Mar-2025 Apr-2030 26,059 26,169 26,808 3.14% Apr-2029 7,889 7,909 8,320 3.15% Jan-2027 20,004 20,030 21,055 3.17% Jun-2029 Sep-2029 61,557 61,929 64,653 3.18% May-2035 10,622 10,773 10,975 3.20% Oct-2027 10,272 10,323 10,872 3.21% May-2030 6,888 6,992 7,132 3.24% Aug-2027 9,316 9,431 9,716 3.25% Nov-2027 10,265 10,316 10,895 3.26% Jan-2027 7,402 7,422 7,784 3.30% Jul-2031 5,490 5,755 5,840 3.31% Oct-2027 15,796 15,933 16,833 3.32% Apr-2029 20,080 20,173 21,189 3.33% May-2026 10,990 11,036 11,598 3.35% Feb-2029 19,433 19,670 20,808 3.36% May-2029 Oct-2029 34,515 35,891 37,067 3.40% Oct-2026 2,922 2,933 3,114 3.41% Sep-2023 Apr-2029 54,914 55,315 58,102 3.42% Apr-2035 5,316 5,397 5,549 3.46% Dec-2023 Apr-2031 16,195 16,296 17,315 3.54% Oct-2021 6,809 6,811 6,988 Fannie Mae Securities continued Face Interest Rate4 Maturity Date Amount Amortized Cost Value 3.61% Sep-2023 6,259 6,278 6,571 3.63% Jul-2035 21,987 22,019 23,434 3.65% Apr-2031 9,700 9,820 10,579 3.66% Oct-2023 4,592 4,609 4,833 3.67% Mar-2028 14,080 14,282 14,928 3.68% Jul-2028 12,011 12,841 12,847 3.69% Jun-2030 24,863 24,862 27,208 3.77% Dec-2033 10,500 10,694 11,250 3.87% Sep-2023 2,418 2,435 2,555 4.06% Oct-2025 22,864 22,904 24,910 4.15% Jun-2021 8,708 8,708 8,953 4.25% May-2021 3,899 3,899 3,958 4.27% Jan-2034 75,058 75,352 80,684 4.33% Mar-2020 Mar-2021 5,612 5,612 5,652 4.44% May-2020 5,463 5,463 5,488 4.50% Feb-2020 3,850 3,850 3,850 4.52% May-2021 3,835 3,836 3,901 4.69% Jun-2035 597 612 673 4.71% Mar-2021 5,377 5,378 5,459 4.73% Feb-2021 1,417 1,417 1,437 5.15% Oct-2022 1,000 1,000 1,010 5.29% May-2022 4,788 4,788 5,113 5.30% Aug-2029 4,896 4,846 5,577 5.60% Jan-2024 9,115 9,114 9,423 5.69% Jun-2041 4,474 4,580 5,166 5.75% Jun-2041 2,171 2,230 2,509 5.91% Mar-2037 1,709 1,735 1,837 5.96% Jan-2029 292 292 292 6.15% Jan-2023 3,354 3,354 3,406 6.38% Jul-2021 4,683 4,683 4,890 7.20% Aug-2029 649 644 659 7.75% Dec-2024 895 895 905 8.40% Jul-2023 190 190 192 2,065,056 2,076,403 2,129,466 When Issued2 2.53% Jan-2030 20,550 20,767 20,742 Total Fannie Mae Securities $2,769,135 $2,795,972 $2,860,011 ANNUAL REPORT 2019 15

Schedule of Portfolio Investments continued December 31, 2019 (dollars in thousands) Ginnie Mae Construction Securities (7.5% of net assets) Interest Rates5 Unfunded Face Permanent Construction Maturity Date Commitments1 Amount Amortized Cost Value Multifamily 3.25% 3.25% Jun-2059 $1,233 $30,267 $30,902 $32,009 3.34% 3.34% Sep-2059 1,377 41,386 42,242 44,037 3.38% 3.38% Aug-2059 3,523 32,011 32,902 34,374 3.38% 3.38% Aug-2059 665 44,020 44,918 47,014 3.38% 3.38% Jan-2060 520 59,884 59,896 63,962 3.39% 3.39% Feb-2059 118 14,557 14,853 15,520 3.41% 3.41% Sep-2061 37,964 4,321 6,013 5,691 3.43% 3.43% Nov-2061 53,546 1,807 1,593 3.57% 3.57% Nov-2059 1,292 48,468 49,216 52,424 3.60% 3.60% Apr-2061 29,262 4,923 6,121 6,855 3.65% 3.65% Nov-2058 122 10,474 10,639 11,080 3.74% 4.24% Aug-2059 740 15,195 15,513 16,599 3.75% 3.75% Nov-2060 13,521 988 1,425 1,923 3.78% 7.00% Aug-2060 31,501 8,438 8,742 11,286 4.15% 4.15% Sep-2051 455 17,412 17,474 17,413 4.15% 4.15% Apr-2060 2,294 25,031 25,718 28,307 4.19% 4.19% May-2060 9,801 18,789 19,176 22,083 4.20% 4.20% Aug-2060 3,804 43,957 44,914 49,434 4.21% 4.21% May-2061 50,096 1,844 2,108 6,758 4.29% 4.29% Jan-2060 506 6,419 6,568 7,255 4.35% 4.35% Dec-2060 2,033 267 310 510 4.40% 4.40% Sep-2060 4,783 4,417 4,627 5,433 4.53% 4.53% Jan-2061 9,103 5,812 6,268 7,641 Total Ginnie Mae Construction Securities $258,259 $438,880 $452,352 $489,201 Freddie Mac Securities (11.7% of net assets) Face Interest Rate4 Maturity Date Amount Amortized Cost Value Single Family 2.04% 1M LIBOR+30 Feb-2036 $ 727 $ 727 $ 725 2.07% 1M LIBOR+33 May-2037 77 77 77 2.09% 1M LIBOR+35 Apr-2036 Mar-2045 21,105 21,117 20,993 2.14% 1M LIBOR+40 Aug-2043 3,972 3,970 3,960 2.22% 1M LIBOR+48 Oct-2040 3,170 3,168 3,172 2.24% 1M LIBOR+50 Oct-2040 Jun-2044 28,093 28,108 28,128 2.29% 1M LIBOR+55 Nov-2040 3,756 3,788 3,768 2.41% 1M LIBOR+67 Aug-2037 3,199 3,233 3,223 2.50% Jan-2043 Aug-2046 15,236 15,439 15,167 3.00% Aug-2042 Sep-2046 61,069 62,363 62,799 3.50% Jan-2026 Oct-2046 147,286 150,886 154,137 4.00% Aug-2020–Aug-2047 149,264 155,383 158,276 4.21% 1Y UST+222 Oct-2033 326 324 339 4.40% 12M LIBOR+177 Jul-2035 114 114 120 4.50% Jan-2038 Dec-2044 39,836 41,560 43,206 4.72% 1Y UST+223 Jun-2033 140 140 147 5.00% May-2022 Mar-2041 4,723 4,728 5,140 5.50% Sep-2020 Jul-2038 2,815 2,808 3,156 6.00% Jul-2021 Oct-2037 3,922 3,958 4,487 6.50% Apr-2028 Nov-2037 609 614 713 7.00% Apr-2028 Mar-2030 36 34 41 7.50% Aug-2029 Apr-2031 44 42 49 8.00% Dec-2029 1 1 1 8.50% Jul-2024 Jan-2025 48 48 53 9.00% Mar-2025 27 27 30 489,595 502,657 511,907 Multifamily 2.03% 1M LIBOR+33 Sep-2024 13,078 13,078 13,049 2.12% 1M LIBOR+42 May-2027 13,246 13,246 13,189 2.23% 1M LIBOR+53 Jan-2029 15,000 15,000 14,979 2.35% 1M LIBOR+65 Jan-2023 3,415 3,415 3,415 2.40% 1M LIBOR+70 Sep-2022 5,155 5,154 5,155 16

Schedule of Portfolio Investments continued December 31, 2019 (dollars in thousands) Freddie Mac Securities continued Face Interest Rate4 Maturity Date Amount Amortized Cost Value 2.40% Jun-2031 7,444 7,580 7,321 2.41% Jun-2031 11,732 11,960 11,549 2.42% Jun-2031 11,768 12,010 11,595 2.54% Jun-2029 20,000 20,185 20,103 3.28% Dec-2029 16,570 16,852 17,482 3.34% Dec-2029 9,741 9,946 10,336 3.35% Oct-2033 33,450 33,275 35,378 3.38% Apr-2030 14,360 14,703 15,235 3.48% Jun-2030 18,745 19,323 20,006 3.50% Jan-2026 18,000 18,136 18,912 3.60% Apr-2030 25,635 26,631 27,572 3.68% Oct-2025 10,000 10,183 10,522 247,339 250,677 255,798 Total Freddie Mac Securities $736,934 $753,334 $767,705 FHA Construction Securities (0.3% of net assets) Interest Rates5 Unfunded Face Permanent Construction Maturity Date Commitments1 Amount Amortized Cost Value Multifamily 4.10% 2.50% Oct-2060 $5,500 $16,500 $16,509 $16,596 Total FHA Construction Securities $5,500 $16,500 $16,509 $16,596 FNMA Construction Securities (0.3% of net assets) Interest Rates5 Face Permanent Construction Maturity Date Amount Amortized Cost Value Multifamily 2.46% 2.46% Jan-2038 $20,950 $20,950 $20,825 Total FNMA Construction Securities $20,950 $20,950 $20,825 ANNUAL REPORT 2019 17

Schedule of Portfolio Investments continued December 31, 2019 (dollars in thousands) State Housing Finance Agency Securities (4.7% of net assets) Interest Rates5 Unfunded Issuer Permanent Construction Maturity Date Commitments1 Face Amount Amortized Cost Value Multifamily Mass Housing6 1.50% Dec-2022 $ $ 8,750 $ 8,755 $ 8,769 Connecticut Housing Finance Auth6 3.25% Nov-2020 22,500 22,465 22,500 Mass Housing6 3.55% Oct-2022 13,520 50 50 207 Mass Housing6 4.20% Sep-2021 25,387 4,452 4,453 4,784 NYC Housing Development Corp 2.95% Nov-2045 5,000 5,000 5,278 NYC Housing Development Corp 3.10% Oct-2046 24,265 24,265 24,344 NYC Housing Development Corp 3.25% Nov-2049 12,000 12,000 12,114 Connecticut Housing Finance Auth 3.25% May-2050 12,500 12,387 12,519 Mass Housing6 3.30% Dec-2059 8,340 8,344 8,371 NYC Housing Development Corp 3.35% Nov-2054 20,000 20,000 20,190 NYC Housing Development Corp 3.45% May-2059 20,000 20,000 20,259 NYC Housing Development Corp 3.75% May-2035 4,405 4,405 4,611 Mass Housing6 3.85% Dec-2058 9,845 9,842 9,787 NYC Housing Development Corp 3.95% Nov-2043 15,000 15,000 15,994 NYC Housing Development Corp 4.00% Dec-2028–Nov-2048 15,000 15,103 15,933 MassHousing 4.04% Nov-2032 1,305 1,305 1,334 MassHousing 4.13% Dec-2036 5,000 5,000 5,240 NYC Housing Development Corp 4.13% Nov-2053 10,000 10,000 10,680 NYC Housing Development Corp 4.20% Dec-2039 8,305 8,305 8,646 NYC Housing Development Corp 4.29% Nov-2037 1,190 1,190 1,220 Chicago Housing Authority 4.36% Jan-2038 25,000 25,000 28,028 NYC Housing Development Corp 4.44% Nov-2041 1,120 1,120 1,148 NYC Housing Development Corp 4.49% Nov-2044 455 455 466 MassHousing 4.50% Jun-2056 45,000 45,000 46,895 NYC Housing Development Corp 4.78% Aug-2026 12,500 12,501 12,791 NYC Housing Development Corp 4.95% Nov-2043 4,190 4,190 4,213 Total State Housing Finance Agency Securities $38,907 $296,172 $296,135 $306,321 18

Schedule of Portfolio Investments continued December 31, 2019 (dollars in thousands) Other Mutifamily Investments (0.3% of net assets) Interest Rates4,5 Unfunded Issuer Permanent Construction Maturity Date Commitments1 Face Amount Amortized Cost Value Direct Loans Lake Street Apartments (Level 3) 4.25% Jul-2039 $ 13,400 $ 100 $ (24) $ 413 The Block 803 Waimanu (Level 3) 4.50% Sep-2021 15,667 1,471 1,300 1,615 18 Sixth Ave at Pacific Park (Level 3) 3.96% 1M LIBOR+220 Dec-2024 15,777 1,445 1,376 1,447 18 Sixth Ave at Pacific Park (Level 3) 3.96% 1M LIBOR+220 Dec-2024 80,508 2,270 1,939 2,279 125,352 5,286 4,591 5,754 Privately Insured Construction/Permanent Mortgages7 IL Housing Development Authority 5.40% Mar-2047 $ 7,835 $ 7,837 $ 7,821 IL Housing Development Authority 6.20% Dec-2047 2,989 2,998 2,981 IL Housing Development Authority 6.40% Nov-2048 906 916 905 — 11,730 11,751 11,707 Total Other Multifamily Investments $125,352 $17,016 $16,342 $17,461 ANNUAL REPORT 2019 19

Schedule of Portfolio Investments continued December 31, 2019 (dollars in thousands) Commercial Mortgage-Backed Securities (1.8% of net assets) Face Issuer Interest Rate Maturity Date Amount Amortized Cost Value Nomura 2.77% Dec-2045 $ 10,000 $ 10,144 $ 10,157 Nomura 3.19% Mar-2046 20,000 20,345 20,513 JP Morgan 3.48% Jun-2045 9,643 10,039 9,831 Citigroup 3.62% Jul-2047 8,000 8,188 8,446 Barclays/ JP Morgan 3.81% Jul-2047 2,250 2,304 2,385 RBS/ Wells Fargo 3.82% Aug-2050 5,000 5,122 5,296 Deutsche Bank/UBS 3.96% Mar-2047 5,000 5,118 5,304 Barclays/ JP Morgan 4.00% Apr-2047 5,000 5,118 5,326 Cantor/Deutsche Bank 4.01% Apr-2047 20,000 20,473 21,295 Barclays/ JP Morgan 4.08% Feb-2047 6,826 7,136 7,286 Cantor/Deutsche Bank 4.24% Feb-2047 7,000 7,163 7,494 Deutsche Bank 5.00% Nov-2046 12,639 12,911 12,719 Total Commercial Mortgage Backed Securities $111,358 $114,061 $116,052 United States Treasury Securities (4.5% of net assets) Face Interest Rate Maturity Date Amount Amortized Cost Value 1.63% May-2026 $ 10,000 $ 10,063 $ 9,897 1.63% Aug-2029 50,000 50,163 48,751 1.75% Nov-2029 30,000 30,037 29,571 1.75% Dec-2026 20,000 19,939 19,905 2.13% May-2025 15,000 14,906 15,308 2.25% Nov-2024 30,000 30,460 30,786 2.25% Nov-2025 5,000 5,073 5,136 2.25% Aug-2049 25,000 26,197 24,320 2.38% Aug-2024 50,000 50,285 51,532 2.63% Feb-2029 25,000 26,308 26,510 2.88% Aug-2028 10,000 9,834 10,785 3.13% Nov-2028 20,000 20,447 22,007 Total United States Treasury Securities $ 290,000 $ 293,712 $ 294,508 Total Fixed-Income Investments $6,258,486 $6,332,292 $6,494,162 Equity Investment in Wholly-Owned Subsidiary (< than 0.01% of net assets) Issuer Face Amount(Cost) Amount of Dividends of Interest Value HIT Advisers8 (Level 3) $1 $ $(134) Total Equity Investment $1 $— $(134) Short-Term Investments (1.4% of net assets) Face Issuer Interest Rate Maturity Date Amount Amortized Cost Value NYS Housing Finance Agency 2.00%9 May-2050 $ 7,255 $ 7,255 $ 7,255 Blackrock Federal Funds 1.53%10 Jan-2020 83,973 83,973 83,973 Total Short-Term Investments $ 91,228 $ 91,228 $ 91,228 Total Investments $6,349,715 $6,423,521 $6,585,256 20

Schedule of Portfolio Investments continued December 31, 2019 Footnotes 1 The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The unfunded amount of these commitments totaled $435.6 million at period end. Generally, GNMA construction securities fund over a 12- to 24-month period. Funding periods for State Housing Finance Agency construction securities and Direct Loans vary by project, but generally fund over a one- to 48-month period. Forward commitments generally settle within 12 months of the original commitment date. 2 The HIT records when issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when issued basis are marked to market monthly and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract. 3 Federally tax-exempt bonds collateralized by Ginnie Mae securities. 4 For floating and variable rate securities the rate indicated is for the period end. With respect to these securities, the schedule also includes the reference rate and spread in basis points. 5 Construction interest rates are the rates charged to the borrower during the construction phase of the project. The permanent interest rates are charged to the borrower during the amortization period of the loan, unless the U.S. Department of Housing and Urban Development requires that such rates be charged earlier. 6 Securities exempt from registration under the Securities Act of 1933 and were privately placed directly by a state housing agency (a not-for-profit public agency) with the HIT. The securities are backed by mortgages and are general obligations of the state housing agency, and therefore secured by the full faith and credit of said agency. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities are considered liquid, under procedures established by and under the general supervision of the HIT’s Board of Trustees. 7 Loans insured by Ambac Assurance Corporation are additionally backed by a repurchase option from the mortgagee for the benefit of the HIT. The repurchase price is defined as the unpaid principal balance of the loan plus all accrued unpaid interest due through the remittance date. The repurchase option can be exercised by the HIT in the event of a payment failure by Ambac Assurance Corporation. 8 The HIT has a participation interest in HIT Advisers, a Delaware limited liability company. HIT Advisers is a New York based adviser currently exempt from investment adviser registration in New York. The investment in HIT Advisers is valued by the HIT’s valuation committee in accordance with the fair value procedures adopted by the HIT’s Board of Trustees, and approximates carrying value of HIT Advisors and its subsidiary on a consolidated basis. The participation interest is not registered under the federal securities laws. 9 Variable rate bond with a weekly interest rate reset and can be redeemed at par, with accrued and unpaid interest, with a seven-day notice. The coupon rate shown represents the rate at period end. 10 Rate indicated is the annualized 1-day yield as of December 31, 2019. Key to Abbreviations M Month Y Year LIBOR London Interbank Offered Rate UST U.S. Treasury ANNUAL REPORT 2019 21

Statement of Operations For the Year Ended December 31, 2019 (dollars in thousands) Investment income $ 186,901 Expenses Non-officer salaries and fringe benefits 8,258 Officer salaries and fringe benefits 5,030 Investment management 1,398 Marketing and sales promotion (12b-1) 930 Consulting fees 776 Legal fees 530 Auditing, tax, and accounting fees 483 Insurance 427 Trustee expenses 38 Rental expenses 1,436 General expenses 1,974 Total expenses 21,280 Net investment income 165,621 Net realized and unrealized gains (losses) on investments Net realized gains (losses) on investments 11,675 Net change in unrealized appreciation (depreciation) on investments 286,125 Net realized and unrealized gains (losses) on investments 297,800 Net increase (decrease) in net assets resulting from operations $ 463,421 See accompanying Notes to Financial Statements. 22

Statement of Changes in Net Assets For the Years Ended December 31, 2019 and 2018 (dollars in thousands) Increase (decrease) in net assets from operations 2019 2018 Net investment income $ 165,621 $ 160,964 Net realized gains (losses) on investments 11,675 2,077 Net change in unrealized appreciation (depreciation) on investments 286,125 (158,325) Net increase (decrease) in net assets resulting from operations 463,421 4,716 Decrease in net assets from distributions Distributions to participants or reinvested (175,979) (169,064) Increase (decrease) in net assets from unit transactions Proceeds from the sale of units of participation 317,239 99,566 Dividend reinvestment of units of participation 159,113 151,449 Payments for redemption of units of participation (98,318) (396,442) Net increase (decease) from unit transactions 378,034 (145,427) Total increase (decrease) in net assets 665,476 (309,775) Net assets Beginning of period $ 5,889,450 $ 6,199,225 End of period $6,554,926 $5,889,450 Unit information Units sold 281,141 91,811 Distributions reinvested 140,946 139,684 Units redeemed (87,206) (365,943) Increase in units outstanding 334,880 (134,448) See accompanying Notes to Financial Statements. ANNUAL REPORT 2019 23

Notes To Financial Statements NOTE 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES The American Federation of Labor and Congress of Industrial Organizations (AFL-CIO) Housing Investment Trust (HIT) is a common law trust created under the laws of the District of Columbia and is registered under the Investment Company Act of 1940, as amended (the Investment Company Act), as a no-load, open-end investment company. The HIT has obtained certain exemptions from the requirements of the Investment Company Act that are described in the HIT’s Prospectus and Statement of Additional Information. Participation in the HIT is limited to eligible pension plans and labor organizations, including health and welfare, general, voluntary employees’ benefit associations and other funds that have beneficiaries who are represented by labor organizations. The following is a summary of significant accounting policies followed by the HIT in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles (GAAP) in the United States. The HIT follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services Investment Companies. flow model based on broker and/or INVESTMENT VALUATION Net asset value per share (NAV) is calculated as of the close of business of the major bond markets in New York City on the last business day of each month. The HIT’s Board of Trustees is responsible for the valuation process and has delegated the supervision of the valuation process to a Valuation Committee. The Valuation Committee, in accordance with the policies and procedures adopted by the HIT’s Board of Trustees, is responsible for evaluating the effectiveness of the HIT’s pricing policies, determining the reliability of third-party pricing information and reporting to the Board of Trustees on valuation matters, including fair value determinations. Following is a description of the valuation methods and inputs applied to the HIT’s major categories of assets. Portfolio securities for which market quotations are readily available are valued by using independent pricing services. For U.S. Treasury securities, independent pricing services generally base prices on actual transactions as well as dealer-supplied market information. For state housing finance agency securities, models that utilize trading spreads, new issue scales, verified bid information and credit ratings. For commercial mortgage-backed securities, independent pricing services generally base prices on cash flow models that take into consideration benchmark yields and utilize available trade information, dealer quotes and market color. For U.S. agency and government-sponsored enterprise securities, including single family and multifamily mortgage-backed securities, construction mortgage securities and loans and collateralized mortgage obligations, independent pricing services generally base prices on an active TBA (“to-be-announced”) market for mortgage pools, discounted cash flow models, or option-adjusted spread models. Independent pricing services examine reference data and use observable inputs such as issue name, issue size, ratings, maturity, call type and spread/ benchmark yields, as well as dealer-supplied market information. The discounted cash flow or option-adjusted spread models utilize inputs from matrix pricing, which consider observable market-based discount and prepayment rates, attributes of the collateral, and yield or price of bonds of comparable quality, coupon, maturity and type. Investments in registered open-end investment management companies are valued based upon the NAV of such investments. When the HIT finances the construction and permanent securities or participation interests, value is determined based upon the total amount, funded and/or unfunded, of the commitment. Portfolio investments for which market quotations are not readily available or deemed unreliable are valued at their fair value determined in good faith by the HIT’s Valuation Committee using consistently applied procedures adopted by the HIT’s Board of Trustees. In determining fair market value, the Valuation Committee will employ a valuation method that it believes reflects fair value for that asset, which may include the use of an independent valuation consultant or market inputs. The theutilizationofadiscountedcash frequency with which these fair value procedures may be used cannot be predicted. However, on December 31, 2019, the Valuation Committee fair valued less than 0.01% of the HIT’s net assets utilizing internally derived unobservable inputs. Short-term investments acquired with a stated maturity of 60 days or less are generally valued at amortized cost, which approximates fair market value. The HIT holds a 100% ownership interest, either directly or indirectly in HIT Advisers LLC (HIT Advisers). HIT Advisers is valued at its fair value determined in good faith under consistently applied procedures adopted by the HIT’s Board of Trustees, which approximates its respective carrying value. GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. The HIT classifies its assets and liabilities into three levels based on the method used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant independent pricing services generally base prices using observable market inputs, such as quoted prices for similar securities, interest rates, prepayment speeds, credit risk and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the HIT’s determination of assumptions that market participants might reasonably use in valuing the securities. 24

Notes to financial statements continued The following table presents the HIT’s valuation levels as of December 31, 2019: Investment Securities (dollars in thousands) Level 1 Level 2 Level 3 Total FHA Permanent Securities $ $ 136,397 $ $ 136,397 FHA Construction Securities 16,596 16,596 Ginnie Mae Securities 1,443,073 1,443,073 Ginnie Mae Construction Securities 489,201 489,201 Fannie Mae Securities 2,839,269 2,839,269 Fannie Mae Construction Securities 20,825 20,825 Freddie Mac Securities 767,705 767,705 Commercial Mortgage-Backed Securities 116,052 116,052 State Housing Finance Agency Securities 306,321 306,321 Other Multifamily Investments Direct Loans 5,753 5,753 Privately Insured Construction/Permanent Mortgages 11,708 11,708 Total Other Multifamily Investments 11,708 5,753 17,461 United States Treasury Securities 294,508 294,508 Equity Investments (134) (134) Short-Term Investments 91,228 91,228 Other Financial Instruments* 46,754 46,754 Total $91,228 $6,488,409 $5,619 $6,585,256 *If held in the portfolio at report date, other financial instruments includes forward commitments, TBA and when-issued securities. The following table reconciles the valuation of the HIT’s Level 3 investment securities and related transactions for the period ended December 31, 2019: Investments in Securities Equity (dollars in thousands) Other MultifamilyInvestments Investment Total Beginning Balance, 12/31/2018 $ 4,867 $(367) $ 4,500 Paydown/Settlements (5,411) (5,411) Total Unrealized Gain (Loss)* 1,705 233 1,938 Cost of Purchases 4,592 4,592 Proceeds of Sales Ending Balance, 12/31/2019 $ 5,753 $(134) $ 5,619 *Net change in unrealized gain (loss) attributable to Level 3 securities held at December 31, 2019 totaled $1,395,000 and is included on the accompanying Statement of Operations. For the year ended December 31, 2019, there were no transfers in levels. Level 3 securities primarily consists of Direct Loans which were valued using an independent pricing service as of December 31, 2019 utilizing a discounted cash flow model. Weighted average lives for the loans ranged from 1.67 to 15.93 years. Unobservable inputs include spreads to relevant U.S. Treasuries ranging from 120 to 239 basis points. A change in unobservable inputs may impact the value of the loans. USE OF ESTIMATES The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. FEDERAL INCOME TAXES The HIT’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the Internal Revenue Code), that are applicable to regulated investment companies, and to distribute all of its taxable income to its participants. Therefore, no federal income tax provision is required. Tax positions taken or expected to be taken in the course of preparing the HIT’s tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed for all open years the HIT’s tax positions taken on federal income tax returns and has concluded that no provision for income tax is required in the HIT’s financial statements. The HIT files U.S. federal, state and local tax returns as required. The HIT’s tax returns are subject to examination by the relevant tax authorities until the expiration of the applicable statutes of limitations, which is generally three years after the filing of the tax return but could be longer in certain circumstances. DISTRIBUTIONS TO PARTICIPANTS At the end of each calendar month, a pro-rata distribution is made to participants of the net investment income earned during the month. This pro-rata distribution is based on the participant’s number of units held as of the immediately preceding month-end and excludes realized gains (losses) which are distributed at year-end. Participants redeeming their investments are paid their pro-rata share of undistributed net income accrued through the month-end of the month in which they redeem. The HIT offers a reinvestment plan that permits current participants to automatically reinvest their distributions of income and capital gains, if any, into the HIT’s units of participation. Total reinvestment was approximately 90% of distributed income for the year ended December 31, 2019. ANNUAL REPORT 2019 25

Notes to financial statements continued INVESTMENT TRANSACTIONS AND INCOME For financial reporting purposes, security transactions are accounted for as of the trade date. Gains and losses on securities sold are determined on the basis of amortized cost. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. Interest income, which includes amortization of premium and accretion of discount on debt securities, is accrued as earned. 12B-1 PLAN OF DISTRIBUTION The HIT’s Board of Trustees has approved a Plan of Distribution under Rule 12b-1 under the Investment Company Act to pay for marketing and sales promotion expenses incurred in connection with the offer and sale of units and related distribution activities (12b-1 expenses). For the year ended December 31, 2019, the HIT was authorized to pay 12b-1 expenses in an annual amount up to $600,000 or 0.05% of its average net assets on an annualized basis per fiscal year, whichever was greater. During the year ended December 31, 2019, the HIT incurred approximately $930,000, or 0.015% of its average monthly net assets, in 12b-1 expenses. NOTE 2. INVESTMENT RISK INTEREST RATE RISK As with any fixed-income investment, the market value of the HIT’s investments will generally fall at times when market interest rates rise. Rising interest rates may also reduce prepayment rates, causing the average life of the HIT’s investments to increase. This could in turn further reduce the value of the HIT’s portfolio. Certain instruments held by the HIT pay an interest rate based on the London Interbank Offered Rate (“LIBOR”), which is the average offered rate for various maturities of short-term loans between certain major international banks. LIBOR is expected to be phased out by the end of 2021. While the effect of the phase out cannot yet be determined, it may result in, among other things, increased volatility or illiquidity in markets for instruments based on LIBOR and changes in the value of such instruments. PREPAYMENT AND EXTENSION RISK The HIT invests in certain fixed-income securities whose value is derived from an underlying pool of mortgage loans that are subject to prepayment and extension risk. Prepayment risk is the risk that a security will pay more quickly than its assumed payment rate, shortening its expected average life. In such an event, the HIT may be required to reinvest the proceeds of such prepayments in other investments bearing lower interest rates. The majority of the HIT’s securities backed by loans for multifamily projects include restrictions on prepayments for specified periods to mitigate this risk or include prepayment penalties to compensate the HIT. Prepayment penalties, when received, are included in realized gains. Extension risk is the risk that a security will pay more slowly than its assumed payment rate, extending its expected average life. When this occurs, the HIT’s ability to reinvest principal repayments in higher returning investments may be limited. These two risks may increase the sensitivity of the HIT’s portfolio to fluctuations in interest rates and negatively affect the value of the HIT’s portfolio. NOTE 3. TRANSACTIONS WITH RELATED ENTITIES HIT ADVISERS HIT Advisers, a Delaware limited liability company, was formed by the HIT to operate as an investment adviser and be registered, as appropriate under applicable federal or state law. HIT Advisers is owned by HIT directly (99.9%), and indirectly through HIT Advisers Managing Member (0.1%) which is also wholly owned by the HIT. This ownership structure is intended to insulate the HIT from any potential liabilities associated with the conduct of HIT Advisers business. The HIT receives no services from HIT Advisers and carries it as a portfolio investment that meets the definition of a controlled affiliate. In accordance with a contract, in addition to its membership interest, the HIT provides HIT Advisers advances to assist with its operations and cash flow management as needed. Advances are expected to be repaid as cash becomes available. However, as with many start-up operations, there is no certainty that HIT Advisers will generate sufficient revenue to cover its operations and liabilities. Also in accordance with the contract, the HIT provides the time of certain personnel and allocates operational expenses to HIT Advisers on a cost-reimbursement basis. As of December 31, 2019, HIT Advisers had no assets under management. A rollforward of advances to HIT Advisers by the HIT is included in the table below: Advances to HIT Advisers by HIT (dollars in thousands) Ending Balance, 12/31/2018 $808 Advances in 2019 121 Repayment by HIT Advisers LLC in 2019 (50) Ending Balance, 12/31/2019 $879 BUILDING AMERICA Building America, a wholly owned subsidiary of HIT Advisers, is a Community Development Entity, certified by the Community Development Financial Institutions Fund (CDFI Fund) of the U.S. Department of the Treasury. In accordance with a contract, the HIT provides the time of certain personnel to Building America and allocates operational expenses on a cost-reimbursement basis. Also, in accordance with the 26

Notes to financial statements continued contract, the HIT provides Building America advances to assist with its operations and cash flow management as needed. Advances are repaid as cash becomes available. A rollforward of advances to Building America by the HIT is included in the table below: Advances to BACDE by HIT (dollars in thousands) Ending Balance, 12/31/2018 $ 64 Advances in 2019 1,236 Repayment by BACDE in 2019 (1,224) Ending Balance, 12/31/2019 $ 76 Summarized financial information on a consolidated basis for HIT Advisers and Building America is included in the table below: (dollars in thousands) As of December 31, 2019 Assets $ 1,069 Liabilities $ 1,203 Equity $ (134) For the year ended December 31, 2019 Income $ 1,641 Expenses (1,334) Tax Expenses (61) Net Income (Loss) $ 246 NOTE 4. LEASES In February 2016, the FASB issued Accounting Standards Update (“ASU”) ASU No. 2016-02, Leases (Topic842)(“ASU2016-02”).ASU2016-02isintendedtoimprovefinancial reporting of leasing transactions by requiring organizations that lease assets to recognize assets and liabilities for the rights and obligations created by leases that extend more than twelve months on the balance sheet. This accounting update also requires additional disclosures surrounding the amount, timing and uncertainty of cash flows arising from leases. ASU 2016-02 is effective for financial statements issued for annual and interim periods beginning after December 15, 2018 for public business entities. The HIT adopted ASU No. 2016-02 with prospective application and elected the package of practical expedients permitted in Topic 842. As a result of the adoption of the new lease accounting guidance, the HIT recognized on January 1, 2019 (a) a lease liability of approximately $2,328,000 which represents the present value of the remaining lease payments of approximately $2,424,000 discounted using the HIT’s incremental borrowing rate of 3.73%, and (b) a right-of-use (ROU) asset of approximately $2,093,000. This standard did not have a material impact on the HIT statement of assets and liabilities and had no impact on the HIT’s operating results. The most significant impact was the recognition of ROU assets and lease obligations. The HIT determines if an arrangement is a lease at inception. Leases are included in ROU assets on the HIT’s statement of assets and liabilities. ROU assets represent the HIT’s right to use an underlying asset for the lease term and lease obligations represent the HIT’s obligation to make lease payments arising from the lease. ROU assets and obligations are recognized at the commencement date based on the present value of lease payments over the lease term. As most of the HIT’s leases do not provide an implicit rate, the HIT uses its incremental borrowing rate based on the information available at the commencement date of the lease in determining the present value of lease payments. The HIT’s lease terms may include options to extend or terminate the lease when it is reasonably certain that the HIT will exercise that option. Lease expense and amortization expense are recognized on a straight-line basis over the lease term. (dollars in thousands) Operating Lease Financing Lease Total ROU Asset, 1/1/2019 $ 1,846 $247 $ 2,093 Addition of ROU Asset 32 32 Reduction/Amortization of ROU Asset (1,300) (80) (1,380) ROU Asset, 12/31/2019 $ 546 $ 199 $ 745 Lease Liability, 1/1/2019 $ 2,081 $247 $ 2,328 Addition of Lease Liability 32 32 Lease Payments Made (1,220) (86) (1,306) Imputed Interest 52 9 61 Reduction of Lease Liability (1,168) (77) (1,245) Lease Liability, 12/31/2019 $ 913 $ 202 $ 1,115 Lease Expense $(1,352) $ (89) $(1,441) Weighted Average Discount Rate 3.73% 3.68% Weighted Average Remaining Term (Years) 0.9 2.3 ANNUAL REPORT 2019 27

Notes to financial statements continued NOTE 5. COMMITMENTS The HIT may make commitments in securities or loans that fund over time on a draw basis or forward commitments that fund at a single point in time. The HIT agrees to an interest rate and purchase price for these securities or loans when the commitment to purchase is originated. Certain assets of the HIT are invested in liquid investments until they are required to fund these purchase commitments. As of December 31, 2019, the HIT had outstanding unfunded purchase commitments of approximately $435.6 million. The HIT maintains a sufficient level of liquid securities of no less than the total of the outstanding unfunded purchase commitments. As of December 31, 2019, the value of liquid securities, less short-term investments, maintained in a custodial trading account was approximately $6.2 billion. NOTE 6. INVESTMENT TRANSACTIONS Purchases and sales of investments, excluding short-term securities and U.S. Treasury securities, for the year ended December 31, 2019, were $1.1 billion and $180.4 million, respectively. NOTE 7. INCOME TAXES No provision for federal income taxes is required since the HIT intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from GAAP; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records were adjusted for permanent book/tax differences to reflect tax character. The tax character of distributions paid during 2019 and 2018 were as follows: (dollars in thousands) 2019 2018 Ordinary Investment Income $175,979 $169,064 Total Distributions Paid to Participants or Reinvested $175,979 $169,064 As of December 31, 2019, the components of accumulated earnings on a tax basis were as follows: (dollars in thousands) 2019 Accumulated Capital Loss Carryforward $ (4,707) Unrealized Appreciation 161,735 Undistributed Ordinary Income 2,139 Other Temporary Differences (3,427) Total Accumulated Gains $155,740 The differences between book basis and tax basis components of net assets are primarily attributable to tax treatment of deferred compensation plans, accrued expenses and depreciation. During 2019, the HIT utilized $1,316,000 of accumulated capital loss carryforward from prior years. As of December 31, 2019, the HIT’s accumulated long-term capital loss carryforward was $4,707,000, which may be used to offset future capital gains for an unlimited period. For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. These reclassifications are primarily due to the different book and tax treatment of paydowns, distributions, meals and entertainment and insurance premiums paid. Results of operations and next assets were not affected by these reclassifications. For the year ended December 31, 2019, the HIT recorded the following permanent reclassifications: (dollars in thousands) 2019 Accumulated Net Investment Income $10,762 Accumulated Net Realized Losses $(10,359) Amount Invested and Reinvested by Current Participants $ (403) At December 31, 2019, the cost of investments for federal income tax purposes was $6,423,521,000, which approximated book cost at amortized cost. Net unrealized gain aggregated $161,735,000 at period-end, of which $175,995,000 related to appreciated investments and $14,260,000 related to depreciated investments. NOTE 8. RETIREMENT AND DEFERRED COMPENSATION PLANS The HIT participates in the AFL-CIO Staff Retirement Plan (Plan), which is a multiemployer defined benefit pension plan, under the terms of a collective bargaining agreement. The Plan covers substantially all employees, including non-bargaining unit employees. The risks of participating in a multiemployer plan are different from a single-employer plan in the following aspects: a. Assets contributed to a multiemployer plan by one employer may be used to provide benefits to employees of other participating employers. b. If a participating employer stops contributing to the plan, the unfunded obligations of the plan may be borne by the remaining participating employers based on their level of contributions to the plan. c. If the HIT chooses to stop participating in its multiemployer plan, the HIT may be required to pay the plan an amount based on the HIT’s share of the underfunded status of the plan, referred to as a withdrawal liability. The HIT’s participation in the Plan for the year ended December 31, 2019, is outlined in the table below. The “EIN/Pension Plan Number” line provides the Employer Identification Number (EIN) and the three-digit plan number. The most recent Pension Protection Act (PPA) zone status available 28

Notes to financial statements continued as of December 31, 2019 is for the 2017 Plan year ended at June 30, 2018. The zone status is based on information that the HIT received from the Plan and is certified by the Plan’s actuary. Among other factors, plans in the red zone are generally less than 65% funded, plans in the yellow zone are less than 80% funded, and plans in the green zone are at least 80% funded. The “FIP/ RP Status Pending/Implemented” line indicates whether a financial improvement plan (FIP) or a rehabilitation plan (RP) is either pending or has been implemented. Pension Fund: AFL-CIO Staff Retirement Plan EIN/Pension Plan Number 53-0228172 / 001 2017 Plan Year PPA Zone Status Green FIP/RP Status Pending/ Implemented No 2019 Contributions $1,920,213 2019 Contribution Rate 24% Surcharge Imposed No Expiration Date of Collective Bargaining Agreement 03/31/2022 The HIT was listed in the Plan’s Form 5500 as providing more than 5% of the total contributions for the following plan year: Years Contributions to Plan Pension Fund Exceeded More Than 5 Percent of Total Contributions AFL-CIO Staff Retirement Plan 20171 1. The 2017 plan year ended at June 30, 2018. At the date the HIT financial statements were issued, the Plan’s Form 5500 was not available for the plan year ended June 30, 2019. The HIT also sponsors a deferred compensation plan, referred to as a 401(k) plan, covering all employees. This plan permits employees to defer the lesser of 100% of their total compensation or the applicable Internal Revenue Service limit. During 2019, the HIT matched dollar for dollar the first $6,200 of each employee’s contributions. The HIT’s 401(k) contribution for the year ended December 31, 2019, was approximately $225,000. NOTE 9. LOAN FACILITY The HIT has a $15 million uncommitted loan facility that expires on June 8, 2020. Under this facility, borrowings bear interest per annum equal to 1.25% plus the highest of (a) the Federal Funds Effective Rate, (b) the Overnight Eurodollar Rate, or (c) the one-month LIBOR. The HIT did not borrow against the facility and had no outstanding balance under the facility for the year ended December 31, 2019. No compensating balances are required. NOTE 10. CONTRACT OBLIGATIONS In the ordinary course of business, the HIT enters into contracts that contain a variety of indemnifications. The HIT’s maximum exposure under these arrangements is unknown. However, the HIT has not had any prior claims or losses pursuant to these contracts and expects the risk of loss to be low. NOTE 11. NEW ACCOUNTING PRONOUNCEMENTS In March 2017, the FASB issued ASU No. 2017-08, Receivables Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. This new standard shortens the amortization period for the premium on certain purchased callable debt securities to the earliest call date. ASU 2017-08 is effective for financial statements issued for annual and interim periods beginning after December 15, 2018. The HIT has adopted this pronouncement and has determined there is no material impact on its financial statements. In June 2016, the FASB issued ASU 2016-13, “Financial Instruments Credit Losses (Topic 326) Measurement of Credit Losses on Financial Instruments.” ASU 2016-13 requires an entity to utilize a new impairment model known as the current expected credit loss (“CECL”) model to estimate its lifetime “expected credit loss” and record an allowance that, when deducted from the amortized cost basis of the financial asset, presents the net amount expected to be collected on the financial asset. The CECL model is expected to result in more timely recognition of credit losses. ASU 2016-13 is effective for financial statements for annual and interim periods beginning after December 15, 2019. The HIT has evaluated the impact of the adoption of ASU 2016-13 and does not expect this guidance to have a material impact on its financial statements and disclosures. ANNUAL REPORT 2019 29

Financial Highlights Selected Per Share Data and Ratios for the Years Ended December 31 Per share data 2019 2018 2017 2016 2015 Net asset value, beginning of period $ 1,087.85 $ 1,117.32 $ 1,113.29 $ 1,121.13 $ 1,140.10 Income from investment operations: Net investment income* 29.65 29.25 27.36 27.46 29.41 Net realized and unrealized gains (losses) on investments 54.26 (27.99) 7.58 (5.33) (16.43) Total income (loss) from investment operations 83.91 1.26 34.94 22.13 12.98 Less distributions from: Net investment income (31.52) (30.73) (30.23) (29.97) (31.95) Net realized gains on investments (0.68) Total distributions (31.52) (30.73) (30.91) (29.97) (31.95) Net asset value, end of period $ 1,140.24 $ 1,087.85 $ 1,117.32 $ 1,113.29 $ 1,121.13 Total return 7.78% 0.16% 3.17% 1.94% 1.13% Net assets, end of period (in thousands) $ 6,554,926 $ 5,889,450 $ 6,199,225 $ 5,790,753 $ 5,455,282 Ratios/supplemental data Ratio of expenses to average net assets 0.34% 0.42% 0.40% 0.41% 0.43% Ratio of net investment income to average net assets 2.6% 2.7% 2.4% 2.4% 2.6% Portfolio turnover rate 17.6% 15.3% 24.6% 20.3% 18.9% *The average shares outstanding method has been applied for this per share information. See accompanying Notes to Financial Statements. 30

Board Of Trustees As of December 31, 2019 Correspondence intended for a trustee may be sent to the AFL-CIO Housing Investment Trust, 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037. Overall responsibility for the management of the HIT, the establishment of policies and the oversight of activities is vested in its Board of Trustees. The list below provides the following information for each of the Trustees: Name, age, address, term of office, length of time served, principal occupations during at least the past five years and other directorships held.* The HIT’s Statement of Additional information includes additional information about the Trustees and is available without charge, upon request, by placing a collect call to the HIT’s Investor Relations Office at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. Name / Age Position Term of Office / Length of Time Served Principal Occupation During at Least Past 5 Years / Other Directorships Held Helen R. Kanovsky ** Chairman Service Commenced January 2018, General Counsel, Mortgage Bankers Association; formerly General Counsel, U.S. Department Housing & Urban Development; Chief Operating Officer & Age 68 Term Expires 2020 General Counsel, AFL-CIO Housing Investment Trust. Vincent Alvarez Union Service Commenced December 2012, President, New York City Central Labor Council; formerly Assistant Legislative Director, New York State AFL-CIO; New York City Central Labor Council Age 51 Trustee Term Expires 2022 Chief of Staff. James Boland Union Service Commenced October 2010, President, International Union of Bricklayers and Allied Craftworkers (“BAC”); Trustee, International Masonry Institute; Co-Chair, International Trowel Trades Age 69 Trustee Term Expires 2022 Pension Fund and BAC International Health Fund; Executive Board Member, BAC Staff Health Plan; Trustee BAC Local Union Officers and Employees Pension Fund and BAC Salaried Employees Pension Fund; formerly Executive Vice President and Secretary-Treasurer, BAC. Kenneth W. Cooper Union Service Commenced January 2018, International Secretary-Treasurer, International Brotherhood of Electrical Workers (“IBEW”); formerly International Vice President, Fourth District, IBEW. Age 58 Trustee Term Expires 2020 David B. Durkee Union Service Commenced January 2018, International President, Bakery, Confectionery, Tobacco Workers & Grain Millers Union (“BCTGM”); formerly International Secretary-Treasurer, BCTGM. Age 66 Trustee Term Expires 2020 Sean McGarvey Union Service Commenced December 2012, President, North America’s Building Trades Unions; formerly Secretary-Treasurer, Building and Construction Trades Department, AFL-CIO. Age 57 Trustee Term Expires 2021 Terrence O’Sullivan Union Service Commenced December 2019, General President, LIUNA; Labor Co-Chairman of the Laborers’ Training and Education Fund; Board Chairman of the LIUNA Charitable Foundation; Member, Age 64 Trustee Term Expires 2022 Governing Board of Presidents of North America’s Building Trades Unions, AFL-CIO; Member of the Executive Council and Executive Committee of the AFL-CIO; Trustee, ULLICO. Kenneth E. Rigmaiden ** Union Service Commenced December 2011, General President, International Union of Painters and Allied Trades of the United States & Canada (“IUPAT”); Director, Coalition of Black Trade Unionists and Age 66 Trustee Term Expires 2020 Board for Partnership for Working Families; formerly Assistant to the General President, IUPAT; National Project Coordinator, IUPAT Job Corps Program; Director, United Way Elizabeth Shuler ** Union Service Commenced October 2009, Secretary-Treasurer, AFL-CIO; Trustee, AFL-CIO Staff Retirement Plan; formerly Executive Assistant to the President, IBEW. Age 49 Trustee Term Expires 2021 Richard L. Trumka ** Union Service Commenced December 1995, President, AFL-CIO; Chairman, AFL-CIO Staff Retirement Plan; formerly Secretary-Treasurer, AFL-CIO. Age 70 Trustee Term Expires 2020 Kevin Filter Management Service Commenced December 2019, Managing Principal, GFW Equities, Mud Duck Capital & Los Cielos; formerly International Director, JLL; Co-Founder, Principal and President, Oak Grove Capital; Age 66 Trustee Term Expires 2022 Co-Founder, Principal and President, Glaser Financial Group. Bridget Gainer Management Service Commenced January 2018, Commissioner, Cook County Board; Vice President Global Affairs, Head of Public Affairs & Business Development & Strategy, Aon; formerly Director, Chicago Age 51 Trustee Term Expires 2020 Parks District. Jack Quinn, Jr.** Management Service Commenced June 2005, Senior Advisor for Public & Community Relations, Barclay Damon; Director, Kaiser Aluminum Corporation; formerly President, Erie Community College; Age 68 Trustee Term Expires 2020 formerly President, Cassidy & Associates; Member of Congress, 27th District, New York. Jamie S. Rubin Management Service Commenced April 2018, CEO, Meridiam Infrastructure North America Corp.; formerly Director of State Operations, State of New York; Commissioner, New York State Homes & Age 52 Trustee Term Expires 2022 Community Renewal; founding Executive Director, Governor’s Office of Storm Recovery. Deidre L. Schmidt Management Service Commenced January 2018, President & CEO, CommonBond Communities; formerly Principal, One Roof Global Consulting; Lecturer, Harvard Graduate School of Design; Executive Age 49 Trustee Term Expires 2020 Director, Affordable Housing Institute. Tony Stanley ** Management Service Commenced December 1983, Director, TransCon Builders, Inc.; formerly Executive Vice President, TransCon Builders, Inc. Age 86 Trustee Term Expires 2022 Harry Thompson Management Service Commenced April 2019, Term Consultant, Harry Thompson Associates; formerly, Chief Financial Officer, Community Preservation & Development Corporation; Chief Financial Officer, Age 60 Trustee Expires 2021 Realty Investment Company, Inc. Mr. Thompson has particular knowledge about registered investment companies, accounting and financial reporting. William C. Thomspon, Jr. Management Service Commenced January 2018, Senior Managing Director, Chief Administrative Officer, Siebert Cisneros Shank & Co., LLC; formerly Comptroller, City of New York. Age 66 Trustee Term Expires 2020 * Includes any directorships in a corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or a company registered as an investment company under the Investment Company Act of 1940, as amended. **Executive Committee Member. ANNUAL REPORT 2019 31

Leadership All officers of the HIT are located at 2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037 except Mr. Chandler who is located at 155 N. Lake Avenue, Suite 800, Pasadena, CA 91191. * CHANG SUH, CFA,age 48; Chief Executive Officer/Co-Chief Portfolio Manager, AFL-CIO Housing Investment Trust since 2018; CEO, HIT Advisers LLC; formerly Senior Executive Vice President and Chief Portfolio Manager, Assistant Portfolio Manager, and Senior Portfolio Analyst, AFL-CIO Housing Investment Trust; Senior Auditor, Arthur Andersen. THALIA B. LANKIN, age 41; Chief Operating Officer, AFL-CIO Housing Investment Trust since 2018; Chief Operating Officer, HIT Advisers LLC; Chief Executive Officer, Building America CDE, Inc.; formerly Chief Business Development Officer, Director of Operations, Chief of Staff and Special Counsel, AFL-CIO Housing Investment Trust. ERICA KHATCHADOURIAN, age 52; Chief Financial Officer, AFL-CIO Housing Investment Trust since 2001; formerly Controller, Chief of Staff and Director of Operations, AFL-CIO Housing Investment Trust; Senior Consultant, Price Waterhouse. NICHOLAS C. MILANO, age 52; General Counsel, AFL-CIO Housing Investment Trust since 2013; General Counsel, HIT Advisers LLC; formerly Of Counsel, Perkins Coie LLP; Deputy General Counsel and Chief Compliance Officer, Legg Mason Capital Management; Deputy General Counsel and Chief Compliance Officer, AFL-CIO Housing Investment Trust; Senior Counsel, Division of Investment Management, Securities and Exchange Commission. LESYLLEE WHITE, age 57; Chief Marketing Officer, AFL-CIO Housing Investment Trust since 2018; formerly Executive Vice President and Managing Director of Defined Benefit Marketing, Director of Marketing, Regional Marketing Director and Senior Marketing Associate, AFL-CIO Housing Investment Trust; Vice President, Northern Trust Company. MICHAEL COOK, CFA, FRM, age 39; Co-Chief Portfolio Manager, AFL-CIO Housing Investment trust since 2018; formerly Financial Analyst, Senior Financial Analyst, Assistant Portfolio Manager, Senior Portfolio Manager, AFL-CIO Housing Investment Trust. THEODORE S. CHANDLER, age 60; Managing Director, Regional Operations, AFL-CIO Housing Investment Trust since 2018; formerly Chief Operating Officer, AFL-CIO Housing Investment Trust; Vice President, Fannie Mae; Deputy Director, Chief Financial Officer and General Counsel, Massachusetts Industrial Finance Agency. JOHN HANLEY, age 53; Senior Managing Director, AFL-CIO Housing Investment Trust since 2019; formerly Director Investments, National Real Estate Advisors; Executive Vice President Investments and Portfolio Management, AFL-CIO Housing Investment Trust; Executive Vice-President, Investments, AFL-CIO Investment Trust Corporation. CHRISTOPHER KAISER, CFA, age 55; Deputy General Counsel (since 2008) and Chief Compliance Officer (since 2007), AFL-CIO Housing Investment Trust; General Counsel, Building America CDE, Inc.; formerly Associate General Counsel, AFL-CIO Housing Investment Trust; Branch Chief, Division of Investment Management, U.S. Securities and Exchange Commission. HARPREET SINGH PELEG, CFA, age 45; Controller, AFL-CIO Housing Investment Trust since 2005; Chief Financial Officer, Building America CDE, Inc.; formerly Chief Financial Officer, AFL-CIO Investment Trust Corporation; Financial Analyst, Goldman Sachs & Co.; Senior Associate, Pricewaterhouse Coopers. * No officer of the HIT serves as a trustee or director in any corporation or trust having securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of such Act, or any company registered as an investment company under the Investment Company Act of 1940, as amended. These officers are appointed annually, serving for a period of approximately one year or until their respective successors are duly appointed and qualified. 32

2401 Pennsylvania Ave, NW INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM Suite 200 Ernst & Young LLP Washington, DC 20037 Tysons, Virginia (202) 331-8055 LEGAL COUNSEL www.aflcio-hit.com Dechert LLP Washington, DC TRANSFER AGENT BNY Mellon Investment Servicing (US) Inc. Wilmington, DE CUSTODIAN Bank of New York Mellon New York, New York Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at (202) 331-8055 or by viewing the HIT’s website at www.aflcio-hit.com. The prospectus should be read carefully before investing. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482. Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc. Estimates are calculated using HIT and Building America project data and are in 2018 dollars. This document contains forecasts, estimates, opinions and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. Actual outcomes and results may differ significantly from the views expressed. It should not be considered as investment advice or a recommendation of any kind.

2401 PENNSYLVANIA AVENUE, NW | SUITE 200 | WASHINGTON, D.C. 20037 | 202-331-8055 www.aflcio-hit.com

Item 2. Code of Ethics.

(a)	The Trust has adopted a Code of Ethics to comply with Section 406 of the Sarbanes-Oxley Act of 2002, as of December 31, 2019. This Code of Ethics applies to the Trust’s principal executive officer, principal financial officer, and principal accounting officer or controller or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the Registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	The Trust’s Code of Ethics was not amended during the period covered by the Report.

(d)	There have been no waivers granted from any provision of the Trust’s Code of Ethics during the period covered by the Report.

(e)	Not applicable.

(f)	(1)	A copy of the Trust’s Code of Ethics is filed herewith as an Exhibit pursuant to Item 13(a)(1).

Item 3. Audit Committee Financial Expert.

(a)	(1)	The Trust’s Board of Trustees has determined that Harry Thompson possesses the attributes to qualify as an Audit Committee financial expert and has designated Mr. Thompson the Audit Committee’s financial expert.

(2)	Mr. Thompson is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

Fees billed by Ernst & Young LLP (“EY”) to the Registrant:

Fiscal Year Ended 2019: $427,600

Fiscal Year Ended 2018: $453,947

The amounts above reflect the aggregate fees billed by EY, the Registrant’s independent auditor, for professional services provided to the Registrant for the audit of the Registrant’s annual financial statements and for services normally provided by the independent auditors in connection with statutory and regulatory filings or engagements.

(b)	Audit-Related Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2019: $0

Fiscal Year Ended 2018: $0

The amounts above reflect the aggregate fees billed by the Registrant’s independent auditors for assurance and related services relating to the performance of the audit of the Registrant’s financial statements that are not reported under paragraph (a) of this Item.

Fees billed by EY to the Registrant’s investment adviser (“Adviser”) and any entity controlling, controlled by or under common control with the registrant’s adviser that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”) that were pre-approved:

Fiscal Year Ended 2019: $0

Fiscal Year Ended 2018: $0

The amounts above reflect the aggregate fees billed by EY for services relating to the performance of the audit of the financial statements of the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(c)	Tax Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2019: $36,500

Fiscal Year Ended 2018: $35,500

The amounts above reflect the aggregate fees billed by EY for professional services provided to the Registrant for tax compliance, including preparation of tax returns and distribution assistance.

Fees billed by EY to the Adviser and any service affiliates:

Fiscal Year Ended 2019: $0

Fiscal Year Ended 2018: $0

The amounts above reflect the aggregate fees billed by EY for tax-related services provided to the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant.

(d)	All Other Fees

Fees billed by EY to the Registrant:

Fiscal Year Ended 2019: $16,000

Fiscal Year Ended 2018: $16,000

The amounts above reflect the aggregate fees billed for all services provided by EY to the Registrant in connection with the preparation of a report on the Schedule of Rates of Return including an opinion on the Global Investment Performance Standards.

Fees billed by EY to the Adviser and any service affiliates:

Fiscal Year Ended 2019: $0

Fiscal Year Ended 2018: $0

The amounts above reflect the aggregate fees billed for all services other than those set forth in paragraphs (a), (b) and (c) of this Item provided by the EY to the Adviser and service affiliates and that relate directly to the operations or financial reporting of the Registrant

(e)	(1)	Audit Committee’s Pre-Approval Policies

The Charter of the Trust’s Audit Committee provides that the Audit Committee shall review and, if appropriate, approve in advance all audit and non-audit services (as such term may be from time to time defined in the Securities Exchange Act of 1934, as amended) to be provided to the Trust by the Trust’s independent auditor. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by a majority of the audit committee members at a special meeting called for such purposes or by unanimous written consent. The Audit Committee’s Charter does not permit waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount.

(2)	Percentages of Services Approved by the Audit Committee

No percentage of the services included in (b)-(d) above were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	For the most recent fiscal year, less than 50% of the hours expended by the Trust’s principal accountant were performed by persons other than the accountant’s full-time permanent employees.

(g)	The aggregate non-audit fees billed by the Trust’s accountant for services rendered to the Registrant for fiscal years ending December 31, 2019 and December 31, 2018 were $52,500 and $51,500, respectively. The Trust does not have an investment adviser.

(h)	Not applicable. The Trust does not have an investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6.	Schedule of Investments.

(a)	Included herein under Item 1.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes have been made to the procedures by which participants may recommend nominees to the Board of Trustees of the Trust, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (per Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)	The Trust’s Chief Executive Officer (the principal executive officer) and Chief Financial Officer (the principal financial officer) have concluded that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) are effective to ensure that material information relating to the Trust is made known to them by appropriate persons, based on their evaluation of such controls and procedures as of December 31, 2019.

(b)	There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Trust’s last fiscal half year of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1)	The Trust’s Code of Ethics applicable to its principal executive officer, principal financial officer, and principal accounting officer or persons performing similar functions is attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)).

(3)	Not applicable.

(4)	There was no change in the Registrant’s independent public accountant for the period covered by this report.

(b)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(b) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the AFL-CIO Housing Investment Trust has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AFL-CIO HOUSING INVESTMENT TRUST

By:

/s/ Chang Suh

Chang Suh

Chief Executive Officer

Date: March 9, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the AFL-CIO Housing Investment Trust and in the capacities and on the dates indicated.

/s/ Chang Suh

Chang Suh

Chief Executive Officer

AFL-CIO Housing Investment Trust

(Principal Executive Officer)

Date: March 9, 2020

/s/ Erica Khatchadourian

Erica Khatchadourian,

Chief Financial Officer

AFL-CIO Housing Investment Trust

(Principal Financial Officer)

Date: March 9, 2020